                            SLIDE 1 - [TITLE SLIDE]


                                     UNITRIN
                                    ---------

                                    SLIDE 2


                                    Overview

     . Operations

     . Dividends

     . Stock Repurchase Program

     . Long-term Investment Strategy



                                                                     UNITRIN
                                                                   -----------

                                    SLIDE 3


                                 Core Operations


     .  Growth in Existing Markets

     .  Acquisitions of Complementary Businesses

     .  Leverage Technology to Improve Efficiencies

     .  Value of One-to-One Relationships


                                                                     UNITRIN
                                                                   -----------

                                    SLIDE 4


                                Dividend Policy

     . Increase in Quarterly Dividend Every
       Year Since Spin-off

     . Dividends Paid Since Unitrin Spin-off

     .    $965 Million in Cash Dividends

     .    $196 Million - Curtiss-Wright Stock



                                                                     UNITRIN
                                                                   -----------

                                    SLIDE 5


                               Repurchase Program


     . Over 54 Million Shares
       Repurchased Since Spin-off

     . Total Cost of Over $1.4 Billion

     . Average Cost of $26.52 Per Share


                                                                     UNITRIN
                                                                   -----------

                                    SLIDE 6


                        Significant Investee Transactions


..  Northrop-Litton Transaction Completed for a Realized
Accounting Gain of $362 Million

..  Maintained a Continuing Interest in Combined
Companies in a Tax-free Manner

..  Spun off Curtiss-Wright to Unitrin Shareholders in a
Tax-free Transaction

..  Focus on Core Insurance and Consumer Finance
Operations


                                                                     UNITRIN
                                                                   -----------

                                     SLIDE 7


                              Move to the Big Board


          .   Commenced Trading on NYSE on May 24, 2001

          .   Ticker Symbol - UTR

          .   Average Trading Volume of 45,000 Shares

          .   Less Intra-day Volatility


                                                                       Unitrin
                                                                     -----------

                                     SLIDE 8

                                     UNITRIN

                                                                       UNITRIN
                                                                      ---------

                            SLIDE 9 - [TITLE SLIDE]


                                    UNITRIN
                                   ---------

                            SLIDE 10 - [TITLE SLIDE]


                                     UNITRIN
                                    ---------


                                                                2001 Results

                                    SLIDE 11


                                    Revenues
                                  (In Millions)


                                                    2001         2000
                                                 ----------   ----------
Insurance Premiums                                $  1,568     $  1,448
Consumer Finance Revenues                              159          142
Net Investment Income                                  239          223
Net Gains on Sales of Investments                      568          140
                                                 ----------   ----------
Total Revenues                                     $ 2,534     $  1,953



                                                                  UNITRIN
                                                                -----------

                                    SLIDE 12

                                   Net Income

                                  (In Millions)



                                                  2001             2000
                                                ---------        ---------
From Operations                                 $     (12)       $      7
From Investees                                         29              (7)
From Sales of Investments                             364              91
                                                ---------        ---------
Total                                           $     381        $     91

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 13


                              Net Income Per Share

                                                    2001          2000
                                                ------------   ------------
From Operations                                  $    (0.18)    $     0.10
From Investees                                         0.42          (0.10)
From Sales of Investments                              5.40           1.32
                                                ------------   ------------
Total                                            $     5.64     $     1.32


                                                                        UNITRIN
                                                                       ---------

                            SLIDE 14 - [TITLE SLIDE]


                                    UNITRIN
                                   ---------

                                                             First Quarter
                                                             Results

                                    SLIDE 15


                                    Revenues

                                  (In Millions)


                                                               First Quarter
                                                          ---------------------
                                                             2002        2001
                                                          ---------   ---------

Insurance Premiums                                          $ 416      $ 370
Consumer Finance Revenues                                      40         39
Net Investment Income                                          56         57
Net Gains on Sales of Investments                               -          2
                                                          ---------   ---------
Total Revenues                                              $ 512      $ 468


                                                                    UNITRIN
                                                                  -----------

                                    SLIDE 16


                                   Net Income
                                  (In Millions)

                                      First Quarter
                                     ---------------
                                      2002     2001
                                     ------   ------
From Operations                      $   12   $   11
From Investees                           (3)       5
From Sales of Investments                 -        1
                                     ------   ------
Total                                $    9   $   17

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 17


                              Net Income Per Share

                                      First Quarter
                                     ---------------
                                      2002     2001
                                     ------   ------
From Operations                      $ 0.17   $ 0.15
From Investees                        (0.04)    0.08
From Sales of Investments              0.01     0.02
                                     ------   ------
Total                                $ 0.14   $ 0.25

                                                                        UNITRIN
                                                                       ---------

                            SLIDE 18 - [TITLE SLIDE]


                                    URITRIN
                                 --------------
                                                                 Investments

                                    SLIDE 19


                           Investments at Market Value
                                December 31, 2001

                                  (In Millions)

   Fixed Maturities:
     U.S. Government and Government Agencies         $ 1,593            31%
     Corporate and Redemptive Preferred                1,106            22
     Municipal Bonds                                     227             4
                                                     -------         -----
     Total Fixed Maturities                            2,926            57
   Corporate Investments:
     Northrop Common and Preferred                       993            20
     Baker Hughes Common                                 113             2
     UNOVA Common                                         73             1
                                                     -------         -----
     Total Corporate Investments                       1,179            23
   Other Equity Securities                               282             5
   Short Term Investments                                505            10
   Other Investments                                     243             5
                                                     -------         -----
   Total Investments                                 $ 5,135           100%
                                                     =======         =====

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 20


                           Litton-Northrop Transaction
                                  (In Millions)

                                                Shares      $
                                               --------  -------
Shares Tendered                                  12.7
Received:
Northrop Preferred Stock                          1.8    $   178
Northrop Common Stock                             7.7        661
Cash                                                         175
                                                         -------
Total                                                      1,014

Litton Carrying Value at March 31, 2001                      449
Taxes and Other                                              203
                                                         -------
After-tax Gain                                           $   362

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 21

                              Northrop Investments
                                  (In Millions)

                                      Shares       $
                                     --------  -------
At Acquisition:
---------------
Northrop Preferred Stock                  1.8  $   178
Northrop Common Stock                     7.7      661
                                               -------
Total                                          $   839

Today:
------
Northrop Preferred Stock                  1.8  $   244
Northrop Common Stock                     7.7      925
                                               -------
Total                                          $ 1,169

                                               -------
Increase in Fair Value                         $   330
                                               -------

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 22

                            Curtiss-Wright Spin-off



.. Tax free distribution of Unitrin's 4.4 million shares of Curtiss-Wright directly to Unitrin's shareholders.

.. Transaction value $196.1 million or $2.91 per Unitrin share.

.. Unitrin shareholders received approximately 6.5 shares of Curtiss-Wright stock for every 100 shares of Unitrin Stock owned.

.. Value today of $330.0 million or $4.89 per Unitrin share.

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 23

                               Investment in UNOVA
                                  (In Millions)

September 2000:
---------------
Carrying Value Before Writedown             $   163
Writedown                                        94
                                            -------
Carrying Value After Writedown              $    69

Today:
------
Carrying Value                              $    61
Market Value                                $   103

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 24

                           Investment in Baker Hughes
                                  (In Millions)

                                   Number      Net
                                 of Shares Proceeds
                                 --------- --------
Initial Holdings                    34.2
Sales:
  1999                              18.7    $  336
  2000                              11.7       253
  2001                               0.7        19
  First Quarter 2002                 0.1         2
                                 --------- --------
  Total Sales                       31.2    $  610

                                                                        UNITRIN
                                                                       ---------

                            SLIDE 25 - [TITLE SLIDE]

                                    UNITRIN
                                   ---------

                            SLIDE 26 - [TITLE SLIDE]

                                     UNITRIN
                                    ---------

                                          Consumer
                                          Finance

                                    SLIDE 27

                            Consumer Finance Segment
                                Fireside Thrift

.. Chartered as a California Industrial Bank
.. In business for over 50 years
.. Headquartered in California
.. 32 branches in California
.. 4 loan production offices in Arizona, Oregon, Washington and Colorado .. Loans secured by automobiles
.. We fund our loans with FDIC insured deposits

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 28

                               Fireside Thrift Co.
                                   Last Decade

.. 16% Return on equity during 1992- 2001
.. 6% growth rate in assets
.. 11% Compound growth rate in earnings
.. Over $758 million in consumer loans
.. Loans to over 140,000 consumers
.. 15,000 savings accounts

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 29

                           GAAP Results of Operations

                                  (In Millions)

                                                       2001         2000
                                                      ------       -----
Revenues                                              $  159       $ 142
Interest Expense On Investment Certificates
   and Savings Accounts                                   43          39
Provision for Loan Losses                                 29          27
General and Adminstrative Expenses                        55          50
                                                      ------       -----
Operating Profit                                      $   32       $  26
                                                      ======       =====
Net Income                                            $   19       $  15
                                                      ======       =====
Return on Required Equity                                 15%         13%


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 30

                                   Net Income

                                    1997-2001
                                  (in Millions)

                               Year    Net Income
                               ------------------
                               1997       $7.9
                               1998      $11.7
                               1999      $13.8
                               2000      $15.0
                               2001      $18.5


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 31

                                 Lending in 2001

 .     $468 Million in New Loan Volume

 .     94% through Auto Dealers

 .      6% through Direct Lending to Buyers

 .     Specialize in Customers with Past Credit Difficulties

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 32

                                 Monthly Volume
                                (3 Month Average)
                                   ($Millions)

                                            3 month
                                            Average
                                            -------
                               Mar-99         $31
                               Sep-99         $36
                               Mar-00         $38
                               Sep-00         $40
                               Mar-01         $43
                               Sep-01         $37
                               Mar-02         $43


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 33

                              Net Outstanding Loans
                                  (in Millions)

                                 1992      $385
                                 1993      $420
                                 1994      $491
                                 1995      $578
                                 1996      $645
                                 1997      $583
                                 1998      $572
                                 1999      $637
                                 2000      $717
                                 2001      $760


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 34

                         Total Delinquency on March 31st
                              % of Net Outstanding


                                    Total Delinquency on
                                       March 31st % of
                        Year           Net Outstanding
                        --------------------------------
                        1997                9.3%
                        1998                8.2%
                        1999                8.8%
                        2000                8.1%
                        2001                7.2%
                        2002                7.8%


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 35

                               Staff Distribution

                                             Percent
                                             -------
                             Lending           41%
                             Collection        38%
                             Support           15%
                             Deposits           6%


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 36

                                  Actions Taken

 . Increased collection staffing with a more intense focus on early delinquency

 .   Distributed collection responsibility to lending personnel

 .   Increased the loss provision factor by 15% beginning in the 4th quarter of
     2001

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 37

                                     Funding

 .   $747 Million in deposits as of 12/31/01

 .   Sources of deposits:

     -$537 Million from branch network

     -$149 Million from customers of security brokerage firms

     -$61 Million from institutional investors

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 38

                        Treasury Rates versus Prior Year


                           Term     Dec-00     Dec-01
                           --------------------------
                            3        6.1%       1.7%
                            6        6.1%       1.8%
                           12        5.9%       2.1%
                           18        5.6%       2.5%
                           24        5.6%       2.8%
                           36        5.5%       3.4%
                           48        5.5%       3.8%
                           60        5.4%       4.0%


                                                                      UNITRIN
                                                                     ---------

                                    SLIDE 39

                              Fireside Rates versus
                                 Treasury Rates


                                   US Treas     Fireside
                          Term      Dec-01       Dec-01
                          ----     --------     ---------
                            3        1.7%          2.3%
                            6        1.8%          2.5%
                           12        2.1%          3.3%
                           18        2.5%          3.6%
                           24        2.8%          4.1%
                           36        3.4%          4.6%
                           48        3.8%          4.8%
                           60        4.0%          5.0%


                                                                    UNITRIN
                                                                   ---------

                                    SLIDE 40

                             Average Cost of Thrift


                                        Average Cost
                            Year         of Thrift
                            ------------------------
                            1999           5.31%
                            2000           5.94%
                            2001           5.84%
                            Mar-02         4.92%


                                                                      UNITRIN
                                                                     ---------

                                    SLIDE 41


                                Weighted Average
                           Original Thrift Maturities
                          (Excluding Savings Accounts)
                                    (Months)


                                               Weighted Average
                                                Original Thrift
                    Year                          Maturities
                    -------------------------------------------
                    1998                            18.2
                    1999                            18.1
                    2000                            21.5
                    2001                            25.6





                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 42


                             EXPANSION POSSIBILITIES
                                  (In Billions)

                          Dollar Amounts Indicate the
                          Estimated Size of Fireside's
                             Targeted Auto Lending


                State                   Amount
                -----                   ------
                Green
                Washington              $  2.8
                Oregon                  $  2.1
                California              $ 15.1
                Arizona                 $  2.7
                Colorado                $  2.3

                Yellow
                Kansas                  $  1.5
                Missouri                $  3.4

                Red
                Nevada                  $  1.0
                Texas                   $ 11.8

                White
                New Mexico              $  0.8
                Idaho                   $  0.8
                Utah                    $  1.0

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 43


                           GAAP Results of Operations
                                  (In Millions)

                                                 First Quarter
                                               -----------------
                                                2002       2001
                                               ------     ------
Revenues                                       $   40     $   39
Interest Expense On Investment Certificates
   and Savings Accounts                             9         11
Provision for Loan Losses                          10          8
General and Adminstrative Expenses                 13         14
                                               ------     ------
Operating Profit                               $    8     $    6
                                               ======     ======
                                               ------     ------
Net Income                                     $    4     $    4
                                               ======     ======
Return on Required Equity                          15%        13%


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 44


                                Fireside's Goals


..  Return on Equity in excess of 15%


.. Continue portfolio growth in the 6 - 8% range per year (excluding bulk purchases)


..  Growth will come from new offices


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 45


                               Prepared for Growth


..  A tested lending system
..  Funding sources are available for growth
.. We are generating capital in excess of regulatory requirements .. The most experienced management in nonprime lending


                                                                        UNITRIN
                                                                       ---------

                            SLIDE 46 - [TITLE SLIDE]


                                     UNITRIN
                                    ---------

                            SLIDE 47 - [TITLE SLIDE]


                                    UNITRIN
                                   ---------

                                         Insurance Operations

                            SLIDE 48 - [TITLE SLIDE]


                                     UNITRIN
                                    ---------

                                        Property and Casualty
                                        Insurance Operations

                                    SLIDE 49


Property & Casualty Insurance Operations

    .   Multi Lines, Specialty Lines and Unitrin Direct

    .   Independent Non-Employee Agents

    .   Unitrin Direct Only in Select States

    .   Employ Over 2,200 Associates

    .   65% of Premiums from Personal Lines

    .   35% of Premiums from Commercial Lines

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 50


                    Property & Casualty Insurance Operations
                                Written Premiums
                                  (In Millions)

                                             2001        2000
                                             ----        ----
Multi Lines                                 $  580      $ 564
Specialty Lines                                348        258
Unitrin Direct                                  24          -
                                            ------      -----
Total                                       $  952      $ 822
                                            ======      =====

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 51


                     Acquisition of Kemper's Personal Lines
                               Insurance Business

     .   $700 million net written premium

     . Specializes in sale of auto and homeowners' insurance through independent agents

     .   Nationwide presence

     .   Includes Kemper's internet direct business

                                                                       UNITRIN
                                                                      ----------

                                    SLIDE 52


                     Acquisition of Kemper's Personal Lines
                               Insurance Business


     .  Price: -- $45 million
               -- 1% of Premiums written (2003 - 2005)
               -- Potential performance bonuses based upon loss ratios
                  (2003-2005)

     .  Definitive Agreement has been signed

     .  Expected closing in summer

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 53


                          Property & Casualty Insurance
                         Operations Premium Distribution



                                    With             Without
                                   Kemper            Kemper
                                 ----------        ----------
Texas                                21%                33%
California                           11                 12
New York                             10                  -
Illinois                              5                  4
North Carolina                        5                  -
Oregon                                4                  7
Washington                            4                  6
Wisconsin                             3                  4
All Other                            37                 34




                                                                        UNITRIN
                                                                       ---------

                            SLIDE 54 - [TITLE SLIDE]


                                     UNITRIN
                                    ---------

                                                            Property & Casualty
                                                            Insurance Operations
                                                            2001 Results

                                    SLIDE 55


                   Property and Casualty Insurance Operations
                                  (In Millions)


                                                    2001        2000
                                                   ------      ------
Earned Premiums:
   Multi Lines                                     $  570      $  549
   Specialty Lines                                    347         217
   Unitrin Direct                                      10           -
                                                   ------      ------
   Total Premiums                                  $  927      $  766

Operating Profit (Loss):
   Multi Lines                                     $ (112)     $  (29)
   Specialty Lines                                    (17)          6
   Unitrin Direct                                     (23)         (6)
                                                   ------      ------
   Total Operating Profit (Loss)                   $ (152)     $  (29)


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 56


                          Multi Lines Insurance Segment
                                 Earned Premiums
                                  (In Millions)

                                                     2001        2000
                                                    ------      ------
Personal Lines Premiums:
   Automobile                                       $  198      $  199
   Homeowners                                           70          71
   Other                                                10          11
                                                    ------      ------
   Total Personal Lines Premiums                       278         281
Commercial Lines Premiums:
   Property & Commercial Liability                     130         130
   Automobile                                          108          85
   Other                                                54          53
                                                    ------      ------
   Total Commercial Lines Premiums                     292         268
                                                    ------      ------
   Total Premiums                                   $  570      $  549
                                                    ======      ======


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 57


                          Multi Lines Insurance Segment
                              Results of Operations
                              (Dollars in Millions)


                                                 2001            2000
                                                ------          ------
Operating Profit (Loss)                         $ (112)         $  (29)

GAAP Ratios
Loss Ratio:
   Excluding Storms                               82.8  %         70.3 %
   Storms                                         13.0            11.7
                                                ------          ------
   Total                                          95.8            82.0
                                                ------          ------
Expense Ratio                                     31.2            31.4
                                                ------          ------
Combined Ratio                                   127.0  %        113.4 %
                                                ======          ======


                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 58


                        Specialty Lines Insurance Segment
                                 Earned Premiums
                                  (In Millions)

                                                2001             2000
                                             ----------       ----------
Premiums:
   Personal Automobile                         $  320           $  195
   Commercial Automobile                           24               20
   Other                                            3                2
                                             --------         --------
   Total Premiums                              $  347           $  217
                                             --------         --------


                                                                       UNITRIN
                                                                     -----------

                                    SLIDE 59


                        Specialty Lines Insurance Segment
                              Results of Operations
                              (Dollars in Millions)

                                                2001             2000
                                             ----------        --------
Operating Profit (Loss)                        $   (17)         $    6

GAAP Ratios
Loss Ratio:
   Excluding Storms                               81.3%           76.0%
   Storms                                          1.9             0.7
                                              --------          ------
   Total                                          83.2            76.7
                                              --------          ------
Expense Ratio                                     25.7            27.2
                                              --------          ------
Combined Ratio                                   108.9%          103.9%
                                              ========          ======



                                                                       UNITRIN
                                                                     -----------

                            SLIDE 60 - [TITLE SLIDE]


                                     UNITRIN
                                  -------------

                                        Property & Casualty
                                        Insurance Operations
                                        First Quarter Results

                                    SLIDE 61

                   Property and Casualty Insurance Operations
                                  (In Millions)

                                                          First Quarter
                                                      ----------------------
                                                        2002          2001
                                                      --------       -------
Earned Premiums:
   Multi Lines                                        $    146       $   139
   Specialty Lines                                         102            73
   Unitrin Direct                                            6             -
                                                      --------       -------
   Total Premiums                                     $    254       $   212
Operating Profit (Loss):
   Multi Lines                                        $     (7)      $     3
   Specialty Lines                                           1            (4)
   Unitrin Direct                                           (8)           (4)
                                                      ---------      -------
   Total Operating Profit (Loss)                      $    (14)      $    (5)

                                                                         UNITRIN
                                                                         -------

                                    SLIDE 62

                          Multi Lines Insurance Segment
                                 Earned Premiums
                                  (In Millions)

                                                          First Quarter
                                                     ----------------------
                                                       2002           2001
                                                     --------       -------
Personal Lines Premiums:
   Automobile                                        $     47       $    49
   Homeowners                                              17            18
   Other                                                    3             3
                                                     --------       -------
   Total Personal Lines Premiums                           67            70
Commercial Lines Premiums:
   Property & Commercial Liability                         35            31
   Commercial Automobile                                   28            25
   Other                                                   16            13
                                                     --------       -------
   Total Commercial Lines Premiums                         79            69
                                                     --------       -------
   Total Premiums                                    $    146       $   139
                                                     ========       =======

                                                                         UNITRIN
                                                                         -------

                                    SLIDE 63

                          Multi Lines Insurance Segment
                             Results of Operations
                              (Dollars in Millions)




                                                           First Quarter
                                                      -----------------------
                                                        2002            2001
                                                      -------         -------
Operating Profit (Loss)                               $    (7)        $     3

GAAP Ratios
Loss Ratio:
   Excluding Storms                                      74.3%           70.0%
   Storms                                                 6.3             6.3
                                                      -------         -------
   Total                                                 80.6            76.3
                                                      -------         -------
Expense Ratio                                            30.2            29.5
                                                      -------         -------
Combined Ratio                                          110.8%          105.8%
                                                      =======         =======

                                                                         UNITRIN
                                                                         -------

                                    SLIDE 64

                        Specialty Lines Insurance Segment
                                 Earned Premiums
                                  (In Millions)

                                       First Quarter
                                      ---------------
                                       2002     2001
                                      ------   ------
Premiums:
  Personal Automobile                 $   93   $   67
  Commercial Automobile                    8        5
  Other                                    1        1
                                      ------   ------
  Total Premiums                         102       73
                                      ------   ------

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 65

                       Specialty Lines Insurance Segment
                             Results of Operations
                              (Dollars in Millions)

                                First Quarter
                               ---------------
                                2002     2001
                               ------   ------
Operating Profit (Loss)        $    1   $   (4)

GAAP Ratios
Loss Ratio:
   Excluding Storms              79.3%    81.9%
   Storms                           -        -
                               ------   ------
   Total                         79.3     81.9
                               ------   ------
Expense Ratio                    23.6     27.5
                               ------   ------
Combined Ratio                  102.9%   109.4%
                               ======   ======

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 66

                    Property & Casualty Insurance Operations
                            Critical Success Factors

..  Continue Rate Increases
..  Implement Underwriting Changes
..  Reduce Expense Ratios
..  Automation Initiatives

                                                                        UNITRIN
                                                                       ---------

                            SLIDE 67 - [TITLE SLIDE]

                                     UNITRIN
                                    ---------

                                        Life and Health
                                        Insurance Segment

                                    SLIDE 68

                        Life and Health Insurance Segment

 .   Ranks Among the 100 Largest Life Insurance Groups in U.S.

 .   Assets in Excess of $3.6 Billion

 . Nearly 5.0 Million Life Insurance Policies in Force with an Insurance Amount of $20 Billion

 .   Qualified in 48 States and the District of Columbia

                                                                        UNITRIN
                                                                       ---------

                                    SLIDE 69

                            Career Agency Companies
                                    Premiums

                                                          2001     2000
                                                        -------  -------
Annual Premiums (In Millions):
   Reliable Life                                        $  170   $  170
   Union National                                           92       90
   United Insurance                                        260      266
                                                        -------  -------
   Total Annual Premiums                                   522      526

Annual Premiums per Agency (In Thousands):
   Reliable Life                                        $  187   $  171
   Union National                                          208      202
   United Insurance                                        172      169
                                                        -------  -------
   Total Annual Premiums per Agency                        182      174

                                                                        UNITRIN
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

                                    SLIDE 70

                             Career Agency Companies
                               Insurance Products

Life Insurance
.. Primary Purpose - Final Expenses

Accident
.. Accidental Death and Dismemberment
.. Hospital and Emergency Room

Hospital Indemnity
.. Lost Time During Hospital Confinement

Hospital and Surgical Expense
.. Daily Room and Surgical Benefits
.. Supplements Other Coverages

First Occurrence Cancer

Basic Fire and Extended Coverages

                                                                       UNITRIN
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

                                    SLIDE 71

                             Career Agency Companies
                             Competitive Advantages



 . Leader in Lower Income Segment

 . Larger Agency Sizes that Attract and Retain
   Employees

 . Use of Handheld Computers in the Field

 . Existing Infrastructure

                                                                       UNITRIN
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

                                    SLIDE 72

                             Career Agency Companies
                               Strategic Direction



 . Top Line Premium Growth through Larger, More Stable
   Agencies

 . Improve Persistency Rates

 . Repricing of Product Portfolio

 . Marketing of More Supplemental Products

 . Expense Reduction

 . Establishment of Career Agency Insurance Services to
   Consolidate Backroom Operations

 . Use of Common Administrative System


                                                                       UNITRIN
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

                                    SLIDE 73

                       Reserve National Insurance Company
                         NationalCare Insurance Company



 . Founded in 1956

 . Acquired by Unitrin in September, 1998

 . 19 Regional Offices Licensed in 31 States

 . Range of Products Includes Hospital Expense Plans and
   Supplemental Plans (Home Health Care, Cancer,
   Medicare, HeartCare and Life)

 . Serves Individuals, Families, Farmers, Ranchers and
   Small Businesses in Rural Areas



                                                                       UNITRIN
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

                                    SLIDE 74

                        Reserve National and NationalCare
                             Competitive Advantages



 . Mail Lead Program in Niche Market

 . Niche Market Serving Rural Areas

 . Range of Products with Competitive Prices

 . Commitment to the Consumer and Sales Force

 . Not Affected by Managed Care

 . Equitable Agent Compensation and Sales Force



                                                                       UNITRIN
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

                            SLIDE 75 - [TITLE SLIDE]

                                     UNITRIN
                           ---------------------------

                                        Life & Health
                                        Insurance Segment
                                        Operating Results

                                    SLIDE 76

                         Life & Health Insurance Segment
                              Financial Highlights
                                  (In Millions)


                                                     2001          2000
                                                 ------------  ------------
Premiums:

   Life                                            $    401       $  407

   Accident and Health                                  151          190

   Property                                              88           85
                                                 ----------    ---------

   Total Premiums                                  $    640       $  682

Operating Profit                                   $    106       $   68


                                                                       UNITRIN
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

                                    SLIDE 77

                         Life & Health Insurance Segment
                              Financial Highlights
                                  (In Millions)


                                                 First Quarter
                                          ---------------------------
                                              2002            2001
                                          ------------     ----------
Premiums:

   Life                                     $    102         $   101

   Accident and Health                            38              37

   Property                                       22              21
                                          ----------       ---------

   Total Premiums                           $    162         $   159

Operating Profit                            $     23         $    22

                                                                       UNITRIN
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

                            SLIDE 78 - [TITLE SLIDE]

                                     UNITRIN
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

                                    SLIDE 79

                                                          UNITRIN AND ITS AGENTS
                                                           WORK TO DELIVER PEACE
                                                                        OF MIND.


                                                                         UNITRIN
                                                                         -------


                              [PHOTO APPEARS HERE]

This management presentation contains forward-looking statements, which usually include words such as "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)" and similar expressions. Readers are cautioned not to place undue reliance on such statements, which speak only as of the date of the Unitrin, Inc. 2002 Annual Shareholders' Meeting. Forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those contemplated in such statements. Such risks and uncertainties include, but are not limited to, changes in economic factors (such as interest rates and stock market fluctuations), changes in competitive conditions (including availability of labor with required technical or other skills), the number and severity of insurance claims (including those associated with catastrophe losses), regulatory approval of certain insurance rates, license applications and similar matters, governmental actions (including new laws or regulations or court decisions interpreting existing laws and regulations), and adverse judgments in litigation to which the Company or its subsidiaries are parties. No assurances can be given that the results contemplated in any forward-looking statements will be achieved. The Company assumes no obligation to release publicly any revisions to any forward-looking statements as a result of events or developments subsequent to the date of this management presentation.


May 1, 2002


                                                                       UNITRIN
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